SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2003

Pharmaceutical Formulations, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-11274 (Commission File Number)	22-2367644 (IRS Employer Identification No.)

460 Plainfield Avenue, Edison, New Jersey 08818
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: 732-985-7100

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Item 7 as follows is added:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

a. b. c.	Financial Statements of Business Acquired: not applicable Pro Forma Financial Information: not applicable Exhibits:

1.	Letter from BDO Seidman LLP to the Securities and Exchange Commission dated December 11, 2003 regarding the change of auditors.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACEUTICAL FORMULATIONS, INC. By: /s/ Walter Kreil Name: Walter Kreil Title: Vice President and Chief Financial Officer

Dated: December 16, 2003

EXHIBIT INDEX

1.	Letter from BDO Seidman LLP to the Securities and Exchange Commission dated December 11, 2003 regarding the change of auditors.